UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2019 (September 1, 2019)

Emerald Expositions Events, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31910 Del Obispo Street Suite 200 San Juan Capistrano, California	92675
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 7.01 Regulation FD.

On September 1, 2019, Emerald Expositions Events, Inc.’s (“Emerald” or the “Company”) Surf Expo brand issued a press release to the surf, board sports, and beach/resort lifestyle industries announcing that the Company had cancelled its 2019 Surf Expo trade show, planned for September 5-7, 2019 in Orlando, Florida, with a Demo Day scheduled for September 4, 2019 (collectively, the “2019 Surf Expo”), due to the serious threat of Hurricane Dorian, a category 5 major hurricane off the eastern coast of Florida with a cone of uncertainty engulfing Orlando at the time of cancellation.  With that cancellation, the Company also cancelled its co-located ISS Orlando trade show event over those same dates.

Commenting on the decision at the time, Sally Shankland, President & Chief Executive Officer of Emerald Expositions, stated, “We did not come to this decision today lightly.  We have been carefully following the progression of Hurricane Dorian for many days and have today come to the conclusion that it is completely untenable to stage any part of the 2019 Surf Expo show.”  She continued, “We have an obligation to provide a safe environment with respect to all aspects of our events and we simply cannot contemplate exposing people to potentially life threatening weather conditions by keeping the show open and expecting the industry to participate.”

Phil Evans, Chief Financial Officer of Emerald Expositions noted,”We are working diligently with our insurance underwriters and we expect to receive appropriate insurance coverage under our event cancellation policy. As such, we do not expect the cancellation of these two shows to materially impact our Adjusted EBITDA for the full year.”

The press release is being furnished as Exhibit 99.1 attached hereto and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

This 8-K disclosure contains certain forward-looking statements, including assumptions about expected financial performance, including insurance coverage and reimbursement. These statements are based on management’s expectations that, although they believe to be reasonable, are inherently uncertain. These statements involve risks and uncertainties, including those outside of the Company’s control, that may cause its actual results to differ materially. See “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company undertakes no obligation to update or revise any of the forward-looking statements contained herein, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Emerald Expositions Events, Inc.’s Surf Expo brand, dated September 1, 2019, announcing the cancellation of the 2019 Surf Expo due to Hurricane Dorian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2019		EMERALD EXPOSITIONS EVENTS, INC.

	By:	/s/ David Gosling
David Gosling
Senior Vice President, General Counsel and Secretary